UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 21, 2017

CYTRX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-15327	58-1642740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11726 San Vicente Boulevard, Suite 650
Los Angeles, California  90049
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (310) 826-5648

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).  Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01              Other Events

On August 21, 2017, CytRx Corporation (the "Company") issued a press release announcing that it has filed a preliminary proxy statement with the Securities and Exchange Commission ("SEC") in connection with a planned special meeting of stockholders to authorize the Board of Directors of the Company to effect a reverse stock split of the Company's common stock, if deemed necessary.  A reverse stock split may enable the Company to regain compliance with NASDAQ's $1.00 minimum bid price requirement and maintain its listing on the NASDAQ Capital Market. The date of the special meeting will be announced in a definitive proxy statement to be mailed to stockholders and filed with the SEC.

Attached hereto as Exhibit 99.1, and incorporated herein by reference, is a copy of the press release.

Other Information

The Company and its directors, executive officers and advisors may be deemed to be participants in the solicitation of proxies in connection with the proposed reverse stock split to be considered at the special meeting of stockholders.  Stockholders may obtain additional information regarding the interests of those participants by reading the Company's preliminary proxy statement filed on August 18, 2017 and, when they become available, the Company's definitive proxy statement and other definitive proxy materials, and the Company's annual reports on Form 10-K and quarterly reports on Form 10-Q, as filed with the SEC.

The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed reverse stock split. Stockholders may obtain free copies of the preliminary proxy statement and the Company's other SEC filings electronically by accessing the SEC's home page at http://www.sec.gov. Copies can also be obtained, free of charge, upon written request to CytRx Corporation, Attn: Corporate Secretary, 11726 San Vicente Blvd., Suite 650, Los Angeles, CA 90049.

Item 9.01 Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Press Release issued on August 21, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CYTRX CORPORATION

Date: August 21, 2017	By:	/s/ JOHN Y. CALOZ
John Y. Caloz
Chief Financial Officer